Altus Power, Inc. Announces Execution of Revolving Credit Facility
of up to $200 Million

STAMFORD, CT, December 19, 2022 – Altus Power, Inc. (“Altus Power” or the “Company”) (NYSE: AMPS), the premier independent developer, owner and operator of commercial-scale solar facilities, today announced it has closed on a revolving credit facility (the “Credit Facility”) which provides the Company with up to $200 million in financing to support its growth of assets and ability to serve additional customers with solar energy generation, storage and vehicle charging. The Credit Facility carries a term of 5 years with a maturity of December 19, 2027.
Altus Power’s installed base of operating assets--currently serving customers with clean energy across 22 states--provides attractive recurring cash flow generation which can be redeployed to support the Company’s growth. The Credit Facility enhances the Company’s liquidity and financial flexibility as it pursues various growth initiatives and development activities.
“Securing a corporate revolver is one of the milestones that marks our maturity as a publicly traded company. The additional flexibility provided by our new Credit Facility allows us to confidently invest our cash position to grow our business and is one of the many competitive advantages we enjoy alongside our strategic partnerships with CBRE and Blackstone.” commented Dustin Weber, Chief Financial Officer of Altus Power.
The Joint Lead Arrangers and Joint Bookrunners for the Credit Facility were Citibank, N.A., Bank of America, N.A., JPMorgan Chase Bank, N.A., KeyBank National Association and Truist Securities, Inc.
About Altus Power, Inc.
Altus Power, based in Stamford, Connecticut, is the premier independent commercial-scale clean electrification company serving commercial, industrial, public sector and community solar customers with end-to-end solutions. Altus Power originates, develops, owns and operates locally-sited solar generation, energy storage and charging infrastructure across the nation. Visit www.altuspower.com to learn more.

Forward-Looking Statements
This press release contains forward-looking statements. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “intends,” “aims,” “may,” “could,” “will,” “should,” “plans,” “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,” “estimate,” “future,” “outlook,” “vision,” or variations of such words or similar terminology that predict or indicate future events or trends or that are not statements of historical matters.
Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.
Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found under the heading “Risk Factors” in Altus Power’s Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2022, Altus Power’s Form 10-Q filed with the SEC on November 14, 2022, as well as the other information the Company files with the SEC. New risks and uncertainties arise from time to time, and it is impossible for Altus Power to predict these events or how they may affect the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made and the information and assumptions underlying such statement as known by Altus Power on the date such statement was made, and Altus Power undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.
This press release is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Altus Power Contacts:

Chris Shelton, Head of IR
InvestorRelations@altuspower.com